UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: March 17, 2000

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             (Exact name of registrant as specified in its charter)

           Colorado                  0-21821              93-0962072
(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)      Identification No.)

             410 17th Street, Suite 400, Denver,    Colorado    80202
                  (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (888) 313-8051

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press Release Announcing Status of Previously Announced Exchange Offer of Common Stock for Debt.

Exhibits

     Exhibit 99.1 - Press Release, dated March 17, 2000, announcing the status of the Company' offer to exchange common stock for its outstanding debt.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONSOLIDATED CAPITAL OF
                                           NORTH AMERICA, INC.

Date: March 17, 2000                      By: /s/ Donald R. Jackson
                                                  Donald R. Jackson
                                                  Treasurer